Debt	12 Months Ended
Dec. 31, 2015
Debt Instruments [Abstract]
Debt
Debt
Debt outstanding consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Senior Secured Term Loan B, payable in quarterly installments through April 9, 2021, including variable interest (3.50% at December 31, 2015) at LIBOR or alternate base rate, plus applicable margin, including original issue discount and deferred financing fees of $7.3 million and $3.8 million, respectively, at December 31, 2015 and, original issue discount and deferred financing fees of $4.3 million and $4.0 million, respectively, at December 31, 2014	$1,855.6	$1,877.5
Senior Secured Term Loan A, payable in quarterly installments through June 30, 2020, including variable interest (2.86% at December 31, 2015) at LIBOR or alternate base rate, plus applicable margin, including original issue discount and deferred financing fees of $0.7 million and $0.1 million, respectively, at December 31, 2015	340.4	—
Senior secured revolving line of credit, due on June 30, 2020, variable interest at LIBOR or alternate base rate, plus applicable margin	—	50.0
9.625% Senior Notes - Senior unsecured PIK toggle notes, semi-annual interest payments, 9.625% fixed interest per annum, including deferred financing fees of $22.1 million at December 31, 2014	—	577.9
8.125% Senior Notes - Senior unsecured PIK toggle notes, semi-annual interest payments, 8.125% fixed interest per annum, including original issue discount and deferred financing fees of $1.3 million and $5.9 million, respectively, at December 31, 2014	—	392.8
Other notes payable	6.2	7.4
Capital lease obligations	2.4	2.3
Total debt	$2,204.6	$2,907.9
Less short-term debt and current portion of long-term debt	(43.9)	(74.0)
Total long-term debt	$2,160.7	$2,833.9

Excluding potential additional principal payments due on the senior secured credit facility based on excess cash flows of the prior year, scheduled future maturities of total debt at December 31, 2015, were as follows:

(in millions)
2016	$43.9
2017	41.7
2018	45.4
2019	45.3
2020	268.4
Thereafter	1,771.8
Unamortized original issue discount and deferred financing fees	(11.9)
Total	$2,204.6

Senior Secured Credit Facility
On June 15, 2010, our subsidiary, Trans Union LLC, entered into a senior secured credit facility with various lenders. The senior secured credit facility consists of a senior secured term loan and a senior secured revolving line of credit. In June 2015, we entered into amendments to refinance the senior secured credit facility with a new $1,881.0 million term loan ("Senior Secured Term Loan B") and a new $350.0 million five-year senior secured term loan ("Senior Secured Term Loan A") that was drawn in July 2015. Among other things, the amendments lowered the interest rate floor and modified the step-down interest rate margin based on achieving certain total leverage ratios and senior secured net leverage ratios. The amendments also refinanced the existing revolving line of credit and replaced it with a five-year $210.0 million revolving line of credit. The capacity under the senior secured credit facility may be increased by an additional $450.0 million so long as certain financial conditions are met, subject, in each case, to certain conditions and receipt of commitments by existing or additional financial institutions or institutional lenders.
On July 15, 2015, we used the net proceeds from our IPO, along with the $350.0 million borrowings from the Senior Secured Term Loan A, to redeem all of the outstanding 9.625% and 8.125% Senior Notes. Collectively the refinance and redemptions resulted in $37.6 million of expenses recorded in other income and expense in the consolidated statement of income in 2015, including a prepayment premium, the write-off of unamortized deferred financing fees and discounts, and certain transaction costs.
On April 9, 2014, we refinanced and amended the then existing senior secured credit facility. The refinancing resulted in an increase in the outstanding senior secured term loan from $1,120.5 million to $1,900.0 million. The additional borrowings were used in part to repay all amounts outstanding under the existing senior secured revolving line of credit and pay fees and expenses associated with the refinancing transaction. On May 9, 2014, the remaining borrowings were used to redeem the entire $645.0 million outstanding balance of the 11.375% notes issued by TransUnion LLC and its wholly-owned subsidiary, TransUnion Financing Corporation, including a prepayment premium and unpaid accrued interest through June 15, 2014. The early redemption of the 11.375% notes resulted in a net gain of $45.8 million recorded in other income and expense in the consolidated statements of income in 2014 consisting of an unamortized fair value adjustment increase in the 11.375% notes of $89.4 million less an early redemption premium and other costs totaling $43.6 million. The senior secured credit facility refinancing resulted in $12.7 million of refinancing fees and other net costs expensed and recorded in other income and expense in the consolidated statements of income in 2014.
Interest rates on the refinanced Senior Secured Term Loan B are based on the London Interbank Offered Rate ("LIBOR") unless otherwise elected, and subject to a floor of 0.75%, plus a margin of 2.75% or 3.00% depending on our senior secured net leverage ratio. The Company is required to make principal payments of 0.25% of the 2014 refinanced principal balance at the end of each quarter, with the remaining balance due April 9, 2021. The Company is also required to make additional payments based on excess cash flows, as defined in the agreement, of the prior year. Depending on the senior secured net leverage ratio for the year, a principal payment of between zero and fifty percent of the excess cash flows will be due the following year. There were no excess cash flows for 2015 and therefore no payment will be required in 2016.
Interest rates on Senior Secured Term Loan A are based on LIBOR unless otherwise elected, plus a margin of 2.00% or 2.25% depending on our total net leverage ratio. The Company is required to make principal payments of 1.25% of the original principal balance at the end of each quarter for the first two years increasing to 1.875% each quarter for the last three years, with the remaining balance due June 30, 2020.
Interest rates on the refinanced senior secured revolving line of credit are based on LIBOR unless otherwise elected, and is currently LIBOR, plus a margin of 2.00% or 2.25% depending on our total net leverage ratio. There is a 0.30% or 0.375% annual commitment fee, depending on our total net leverage ratio, payable quarterly based on the undrawn portion of the senior secured revolving line of credit. The commitment under the senior secured revolving line of credit expires on June 30, 2020.
The Company repaid borrowings on its senior secured revolving line of credit of $85.0 million during the second quarter of 2015.
With certain exceptions, the obligations are secured by a first-priority security interest in substantially all of the assets of Trans Union LLC, including its investment in subsidiaries. The senior secured credit facility contains various restrictions and nonfinancial covenants, along with a senior secured net leverage ratio test. The nonfinancial covenants include restrictions on dividends, investments, dispositions, future borrowings and other specified payments, as well as additional reporting and disclosure requirements. We are in compliance with all of the loan covenants. The senior secured net leverage test must be met as a condition to incur additional indebtedness and at the end of each fiscal quarter. As of December 31, 2015, this covenant required us to maintain a net leverage ratio on a pro forma basis equal to, or less than, 6.5-to-1. As of December 31, 2015, we were in compliance with all debt covenants.
On December 18, 2015, we terminated the interest rate swaps we entered into on April 30, 2012, by paying off the outstanding liability balance of $2.7 million. Prior to termination of the swaps, changes in the fair value for the year ended December 31, 2015 resulted in a loss of $0.8 million recorded in other income and expense. We entered into these swap agreements to effectively fix the interest payments on a portion of the then existing senior secured term loan at 2.033%, plus the applicable margin, beginning March 28, 2013. Under the swap agreements we paid a fixed rate of interest of 2.033% and received a variable rate of interest equal to the greater of 1.50% or the three-month LIBOR. The net amount paid or received was recorded as an adjustment to interest expense. As a result of the April 9, 2014, senior secured credit facility amendment, the swaps no longer were expected to be highly effective and no longer qualified for hedge accounting. The total fair value of the swap instruments as of April 9, 2014, of $1.6 million was recorded in other liabilities in the consolidated balance sheet. The corresponding net of tax loss of $1.0 million was recorded in accumulated other comprehensive income and is being amortized to interest expense on a straight-line basis through December 29, 2017, the initial life of the swaps.
On December 18, 2015, we entered into interest rate cap agreements that will effectively cap our LIBOR exposure on a portion of our existing senior secured term loans at 0.75% beginning June 30, 2016. We have designated these cap agreements as cash flow hedges. The initial aggregate notional amount under these agreements is $1,526.4 million and is scheduled to decrease each quarter beginning September 30, 2016, until the agreement terminates on June 30, 2020. Beginning July 2016, we will pay the various counter-parties a fixed rate of interest on the outstanding notional amounts of between 0.98% and 0.994% and receive payments to the extent LIBOR exceeds 0.75%. We will record the net payments paid or received as interest expense. The change in fair value of the caps is recorded in other comprehensive income (loss), net of tax, in the consolidated statements of comprehensive income to the extent the caps are effective, and in other income and expense in the consolidated statements of income to the extent the caps are ineffective. During December 2015, the change in the fair value of the caps resulted in a gain of $0.3 million recorded in other comprehensive income (loss), net of tax and a gain of $0.1 million recorded in other income and expense. Ineffectiveness is due to, and will continue to result from, financing the estimated cap premium payments. Amounts in other comprehensive income will be reclassified into earnings in the same period in which the hedged forecasted transaction affects earnings.
Fair Value of Debt
The book value of our variable-rate debt excluding original issue discounts approximates its fair value. The estimated fair value of our debt does not represent the actual settlement value due to prepayment penalties that we may incur in connection with extinguishing our debt before its stated maturities.